Exhibit 4.1

NUMBER

COMMON STOCK
PAR VALUE $2.50

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE



SHARES

COMMON STOCK
PAR VALUE $2.50

AMERICAN INTERNATIONAL GROUP, INC.

SPECIMEN

THIS CERTIFIES THAT

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 026874 78 4

IS THE OWNER OF

FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

American International Group, Inc. transferable on the books of the Company by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the seal of the Company and the signatures of its duly authorized officers.

Dated:

CERTIFICATE OF STOCK

AMERICAN INTERNATIONAL GROUP, INC.
CORPORATE
SEAL
1967
DELAWARE

SENIOR VICE PRESIDENT AND CORPORATE SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
EQUINITI TRUST COMPANY, LLC
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS

AMERICAN INTERNATIONAL GROUP, INC. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE OFFICE OF THE SECRETARY OF THE COMPANY OR TO THE TRANSFER AGENT.The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:TEN COM – as tenants in common UNIF GIFT MIN ACT –(Cust)Custodian(Minor)TEN ENT – as tenants by the entireties under Uniform Gifts to Minors JT TEN – as joint tenants with right of survivorship Act and not as tenants in common(State)Additional abbreviations may also be used though not in the above list.For value received, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEEPLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appointAttorney to transfer the said stock on the books of the within-named Company with full power of substitution in the premises. Dated,Signature(S) Guaranteed:THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.